EXHIBIT 10.1

THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

                         This Third Amendment to Amended and Restated Credit Agreement (this "Amendment") dated as of May 18, 2006, is entered into with reference to the Amended and Restated Credit Agreement dated as of July 22, 2004, (as amended, the "Credit Agreement"), among Aztar Corporation ("Borrower"), the Lenders party thereto and Bank of America, N.A., as Administrative Agent. Capitalized terms used but not defined herein are used with the meanings set forth for those terms in the Credit Agreement. Borrower and the Administrative Agent, acting with the consent of the Required Lenders pursuant to Section 10.01 of the Credit Agreement, agree as follows:

                         1.        Amendment to Maximum Maintenance Capital Expenditures. Section 7.15(a) of the Credit Agreement is hereby amended to read as follows:

(a)      Maintenance Capital Expenditures in an aggregate principal amount not to exceed $90,000,000 for the 2006 Fiscal Year, and $50,000,000 (or, after completion of the Las Vegas North Project or any Alternative Project, $75,000,000) for any Fiscal Year thereafter, provided, however, that up to $50,000,000 of the permitted Maintenance Capital Expenditures for any Fiscal Year may, if not expended in that Fiscal Year, be carried over for expenditure in the next Fiscal Year;

                         2.        Conditions Precedent. The effectiveness of this Amendment shall be conditioned upon the receipt by the Administrative Agent of all of the following:

                        (i)         Counterparts of this Amendment executed by a Responsible Officer of the Borrower; and

                        (ii)        Written consent of the Required Lenders as required under Section 10.01 of the Credit Agreement in the form of Exhibit A to this Amendment.

                         3.        Representation and Warranty. The Borrower represents and warrants to the Administrative Agent and the Lenders as of the date hereof that:

                        (i)         The Borrower has all necessary power and has taken all corporate action necessary to enter into this Amendment and to make this Amendment, and all other agreements and instruments to which it is a party executed in connection herewith, the valid and enforceable obligations they purport to be.

                        (ii)         No Default or Event of Default under the Credit Agreement has occurred and remains continuing.

                         4.        Counterparts. This Amendment may be executed in counterparts in accordance with Section 10.10 of the Credit Agreement.

                         5.        Confirmation. In all other respects, the terms of the Credit Agreement and the other Loan Documents are hereby confirmed.

                        IN WITNESS WHEREOF, Borrower and the Administrative Agent have executed this Amendment as of the date first written above by their duly authorized representatives.

AZTAR CORPORATION By: NEIL CIARFALIA Neil Ciarfalia Title: CFO, VP & Treasurer [Printed Name and Title]	BANK OF AMERICA, N.A., as Administrative Agent By: CHRIS M. LEVINE Chris M. Levine Title: Assistant Vice President [Printed Name and Title]

Exhibit A to Amendment

CONSENT OF LENDER

                         Reference is hereby made to that certain Amended and Restated Credit Agreement dated as of July 22, 2004 (as amended, the "Credit Agreement"), among Aztar Corporation ("Borrower"), the Lenders party thereto, and Bank of America, N.A., as Administrative Agent.

                         The undersigned Lender hereby consents to the execution and delivery of the Third Amendment to Amended and Restated Credit Agreement by the Administrative Agent on its behalf, substantially in the form of the most recent draft thereof presented to the undersigned Lender.

                         Date: May 16, 2006

Bank of America, N.A. [Name of Institution] By: BRIAN D. CORUM Brian D. Corum Senior Vice President [Printed Name and Title]

                         Date: May 16, 2006

Bank of Nova Scotia [Name of Institution] By: MARK SPARROW Mark Sparrow Director [Printed Name and Title]

                         Date: May 15, 2006

Bank of Scotland [Name of Institution] By: KAREN WEICH Karen Weich Assistant Vice President [Printed Name and Title]

                         Date: May 17, 2006

Calyon New York Branch [Name of Institution] By: F. FRANK HERRERA F. Frank Herrera Director [Printed Name and Title]
By: GILL REALON Gill Realon Director [Printed Name and Title]

                         Date: May 17, 2006

Capital One, N.A., f/k/a Hibernia National Bank [Name of Institution] By: CHRIS HASKEW Chris Haskew Senior Vice President [Printed Name and Title]

                         Date: May 17, 2006

The Cit Group/Equipment Financing, Inc. [Name of Institution] By: SCOTT PLOSHAY Scott Ploshay VP [Printed Name and Title]

                         Date: May 17, 2006

E.Sun Commercial Bank, Ltd., Los Angeles Branch [Name of Institution] By: BENJAMIN LIN Benjamin Lin EVP & General Manager [Printed Name and Title]

                         Date: May 17, 2006

National City Bank of Indiana [Name of Institution] By: JEFF DYSERT Jeff Dysert Vice President [Printed Name and Title]

                         Date: May 16, 2006

BNP Paribas [Name of Institution] By: JANICE S.H. HO Janice S.H. Ho Managing Director [Printed Name and Title]
By: MALINA LUI Malina Lui Vice President [Printed Name and Title]

                         Date: May 9, 2006

Eaton Vance Institutional Senior Loan Fund By: Eaton Vance Management as Investment Advisor [Name of Institution] By: MICHAEL B. BOTTHOF Michael B. Botthof Vice President [Printed Name and Title]

                         Date: May 10, 2006

Citicorp North America, Inc. [Name of Institution] By: JOHN JUDGE John Judge Vice President [Printed Name and Title]

                         Date: May 10, 2006

Commerzbank AG, New York and Grand Cayman Branches [Name of Institution] By: CHRISTIAN JAGENBERG Christian Jagenberg SVP and Manager [Printed Name and Title]
By: KARLA WIRTH Karla Wirth AVP [Printed Name and Title]

                         Date: May 10, 2006

Deutsche Bank Trust Company Americas [Name of Institution] By: BRENDA CASEY Brenda Casey Director [Printed Name and Title]
By: JOANNA SOLIMAN Joanna Soliman Assistant Vice President [Printed Name and Title]

                         Date: May 9, 2006

Grayson & Co. By: Boston Management and Research as Investment Advisor [Name of Institution] By: MICHAEL B. BOTTHOF Michael B. Botthof Vice President [Printed Name and Title]

                         Date: May 9, 2006

The Norinchukin Bank, New York Branch
through State Street Bank and Trust Company N.A. as Fiduciary Custodian
By: Eaton Vance Management, Attorney-in-fact
[Name of Institution]

By: MICHAEL B. BOTTHOF
       Michael B. Botthof
       Vice President
       [Printed Name and Title]

                         Date: May 16, 2006

U.S. Bank National Association [Name of Institution] By: DALE PARSHALL Dale Parshall Vice President [Printed Name and Title]